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                                                                     Exhibit 1.2
                                                               EXECUTION VERSION


                            State Street Corporation

                                  6.75% SPACES

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                             Underwriting Agreement
                             ----------------------

                                                                January 14, 2003

Goldman, Sachs & Co.,
Deutsche Bank Securities Inc.,
   As representatives (the "Representatives" or "you") of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     State Street Corporation, a Massachusetts corporation (the "Company"), and the several Underwriters named in Schedule I hereto (the "Underwriters") propose, subject to the terms and conditions stated herein, to enter into the Contracts (as defined below) underlying an aggregate of 1,500,000 units (the "Firm Units") and, at the election of the Underwriters, additional Contracts underlying an aggregate of up to 225,000 additional units (the "Optional Units") of the Company's 6.75% SPACES ("SPACES") (the Firm Units and the Optional Units that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Units").

     In accordance with the terms of the Purchase Contract Agreement, to be dated as of January 21, 2003 (the "Purchase Contract Agreement") between the Company and Bank One Trust Company, N.A., as purchase contract agent (the "Purchase Contract Agent"), the Collateral (as defined in the Pledge Agreement to be dated as of January 21, 2003 (the "Pledge Agreement") among the Company, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary (the "Collateral Agent") and the Purchase Contract Agent) will be pledged by the Purchase Contract Agent to secure the holders' obligation to purchase or sell Common Stock ("Stock"), par value $1.00 per share, of the Company pursuant to the Contracts. The Purchase Contract Agreement, the Pledge Agreement and this Agreement, collectively, are referred to as the "Transaction Agreements".

     Each Unit will have a stated amount of $200 and will initially be comprised of (a) a PACES and (b) a variable-share repurchase contract (a "Variable-Share Repurchase Contract") under which the holder will sell to the Company on February 15, 2006, a number of shares of Stock equal to the Variable-Share Settlement Rate (as defined in the Purchase Contract Agreement). A PACES will be comprised of (a) a fixed-share purchase contract (a "Fixed-Share Purchase Contract", and together with a Variable-Share Repurchase Contract, the "Contracts") under which the holder will purchase from the Company on November 15, 2005, 5.0505 shares of Stock for $200 and (b) ownership

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interests in a U.S. Treasury strip and in a portfolio of U.S.
Treasury strips. The shares of Stock to be issued under the Fixed-Share Purchase Contracts, collectively, are referred to as the "Issuable Common Stock".

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-98267), as amended by the Post-Effective Amendment No. 1 thereto (the "Initial Registration Statement") in respect of the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than (i) a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, and (ii) prospectus supplements filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) or 424(b)(5) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became effective, are hereinafter collectively called the "Registration Statement"; the prospectus supplement relating to the Units, in the form first filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Act, together with the prospectus included in the Initial Registration Statement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;


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          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Prospectus;

          (c) The Registration Statement and the Prospectus, in each case, conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Prospectus;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt (other than (i) issuances of capital stock upon exercise of options and stock appreciation rights issued under equity incentive or stock option plans reported on the Company's Proxy Statement filed with the Commission on March 11, 2002, (ii) upon earn-outs of performance shares, (iii) upon repayment of long-term debt in accordance with its terms, (iv) upon conversions of convertible securities, (v) issuances of capital stock under deferred stock compensation plans, restricted stock programs and saving-related stock purchase plans, in the case of (i) through (v) above, which were outstanding on the date of the latest balance sheet included or incorporated by reference into the Prospectus, and (vi) repurchases of the Stock, in accordance with the Company's stock repurchase program authorized by its Board of Directors) of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the


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     Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) Each of the Company and State Street Bank and Trust Company (the "Bank") has been duly incorporated and is validly existing as a corporation or trust company in good standing under the laws of the jurisdiction of its incorporation, with corporate and chartered trust power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or trust company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (g) The Units have been duly authorized and, when duly executed, authenticated and delivered against payment therefor as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; the Units will conform to the description thereof contained in the Prospectus; the issuance of the Units is not subject to preemptive or other similar rights; the Issuable Common Stock has been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Units, the Fixed-Share Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be validly issued, fully paid and nonassessable; and the Issuable Common Stock conforms to the description of the Stock contained in the Prospectus;

          (h) The issue and sale of the Units by the Company, the execution and delivery of the Transaction Agreements and the compliance by the Company with all of the provisions of the Transaction Agreements and the consummation of the transactions therein and herein contemplated will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the organizational documents (including Articles of Organization or By-laws) of the Company or the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Bank or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the


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     issuance of the Issuable Common Stock, or the consummation by the Company of the transactions contemplated by the Transaction Agreements, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 5 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

          (i) The statements set forth in the Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Units, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair, in all material respects;

          (j) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the SPACES, Separate PACES (as defined in the Purchase Contract Agreement) and Separate COVERS (as defined in the Purchase Contract Agreement) of their respective obligations under the Contracts constituting part of such SPACES, Separate PACES and Separate COVERS, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "NY-UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement;

          (k) Neither the Company nor the Bank is in violation of its organizational documents (including Articles of Organization or By-laws) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which, individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

          (l) Other than as set forth in the Prospectus, there are no pending or, to the Company's knowledge, threatened or contemplated legal or government actions, suits or proceedings to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually and in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

          (m) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (n) The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and the Company and the Bank are in substantial compliance with, and conduct their respective businesses in substantial conformity with, all applicable laws and governmental regulations governing bank holding companies, banks and subsidiaries of bank holding companies, respectively, except failures to so comply or be in


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     conformity with that could not reasonably be expected to have a material adverse change on the Company and its subsidiaries taken as a whole;

          (o) Ernst & Young, LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (p) The Company is not and, after giving effect to the offering and sale of the Units, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Contracts underlying the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to enter into additional Contracts underlying Optional Units as provided below, the Company and each of the Underwriters, severally and not jointly, agree to enter into that number of additional Contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Contracts) determined by multiplying such number of additional Contracts by a fraction, the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to enter into, at their election, additional Contracts underlying up to 225,000 Optional Units for the sole purpose of covering sales of Units in excess of the number of Firm Units. Any such election to enter into such additional Contracts may be exercised only by written notice from Goldman, Sachs & Co. to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Units relating to the Contracts to be entered into and the date on which such Optional Units are to be delivered, as determined by Goldman, Sachs & Co. but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless Goldman, Sachs & Co. and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. The Underwriters agree to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Units, the Collateral underlying the Firm Units and the Optional Units with respect to which the Company and the Underwriters have entered into Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Collateral to be pledged at the appropriate Time of Delivery in accordance with the Pledge Agreement.

     4. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

     5. (a) Certificates in definitive or temporary form for the Units with respect to which each Underwriter enters into Contracts hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against delivery to the Collateral Agent of the Collateral relating to such Units by such Underwriter or on its


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behalf. At such same time, the Company shall pay to you Underwriters'
commissions in the amount of $6.00 per Unit minus $0.71669 per Unit, resulting in a net payment to you of $5.28 per Unit, in same-day funds, all at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004. The Company will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York City time, on January 21, 2003 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 8(o) hereof, will be delivered at the offices of Ropes & Gray, 885 Third Avenue, Suite 3200, New York, NY 10022-4834 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after the last Time of Delivery (other than filings of reports under the Exchange Act) and furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Units, of the suspension of the


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     qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Units or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 11:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus, and any amendments or supplements thereto, in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except for the concurrent offering of Stock and as otherwise provided hereunder, any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock (including SPACES) or any such substantially similar securities (other than pursuant to employee stock option plans, deferred stock compensation plans, restricted stock programs and saving-related stock purchase plans in each case existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;


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          (f) To use the net proceeds received by it from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (g) To use its best efforts to list, subject to notice of issuance, the Units on the New York Stock Exchange (the "Exchange"); and to use its best efforts to list, subject to notice of issuance, the Issuable Common Stock on the Exchange, the Boston Stock Exchange and the Pacific Stock Exchange;

          (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (i) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Units (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

     7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Units and the Issuable Common Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Units and the Issuable Common Stock; (iii) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s), (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Units; (v) all fees and expenses in connection with listing the Units and the Issuable Common Stock on the Exchange, the Pacific Stock Exchange or the Boston Stock Exchange, as applicable; (vi) the cost of preparing the Units, the Contracts and the Issuable Common Stock and any certificates thereof and the cost of preparing the Transaction Agreements and any agreements, documents and instruments incident thereto; (vii) fees, expenses and disbursements of the Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary and any agent of or counsel to any of the foregoing, in connection with the Transaction Agreements; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

     8. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in your discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated as of such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii),
     (iii), (iv) and (vi) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Maureen Scannell Bateman, General Counsel of the Company, shall have furnished to you her written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Company and the Bank has been duly incorporated and is validly existing as a corporation or chartered trust company in good standing under the laws of the Commonwealth of Massachusetts, with corporate and trust power and authority to own its properties and conduct its business as described in the Prospectus, and the Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions contemplated hereby;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and the Stock conforms to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no pending, threatened or contemplated legal or governmental actions, suits or proceedings to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

               (iv) The execution and delivery by the Company of the Transaction Agreements and the consummation of the transactions contemplated thereby and hereby have been duly authorized by all necessary corporate action on the part of the Company; and each of the Transaction Agreements has been duly executed and delivered by the Company;

               (v) The issue and sale of the Units being delivered at such Time of Delivery by the Company, the execution and delivery of the Transaction Agreements and the compliance by the Company with all of the provisions of the Transaction Agreements and the consummation of the transactions therein and herein contemplated will not conflict with or result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the organizational documents (including Articles of Organization or By-laws) of the Company or the Bank or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Bank or any of their properties;

               (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units being delivered at such Time of Delivery, the issue of the Issuable Common Stock or the consummation by the Company of the transactions contemplated by the Transaction Agreements, except such as have been, or will have been prior to such Time of Delivery, obtained under the Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

               (vii) Neither the Company nor the Bank is in violation of its organizational documents (including Articles of Organization or By-laws) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which, individually or in the aggregate, would reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

               (viii) The statements set forth in the Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Units, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair, in all material respects;

               (ix) The Units being delivered at such Time of Delivery have been duly authorized and, when duly executed, authenticated and delivered against payment therefor as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; the Units conform to the description thereof contained in the Prospectus; the issuance of the Units is not subject to preemptive or other similar rights; the Issuable Common Stock has been duly authorized and reserved for issuance, and when issued and delivered in accordance with the provisions of the Fixed-Share Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be validly issued, fully paid and nonassessable; and the Issuable Common Stock conforms to the description of the Stock contained in the Prospectus;

               (x) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms to the description thereof contained in the Prospectus;

               (xi) The Contracts underlying the Units being delivered at such Time of Delivery have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Contracts conform to the description thereof contained in the Prospectus;

               (xii) The Pledge Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Collateral Agent and the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Pledge Agreement conforms to the description thereof contained in the Prospectus;

               (xiii) The Company is not and, after giving effect to the offering and sale of the Units, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

               (xiv) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of

          Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xv) The Registration Statement and the Prospectus and any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of this section 8(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

          (d) Ropes and Gray, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Company and the Bank is validly existing as a corporation or chartered trust company in good standing with the Secretary of State of the Commonwealth of Massachusetts under the laws of the Commonwealth of Massachusetts, with corporate and chartered trust power and authority to own its properties and conduct its business as described in the Prospectus, and the Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and the Stock conforms to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iii) The execution and delivery by the Company of the Transaction Agreements have been duly authorized by all necessary corporate action on the part of the Company; and each of the Transaction Agreements has been duly executed and delivered by the Company;

               (iv) The statements set forth in the Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Units, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair, in all material respects;

               (v) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the SPACES, Separate PACES (as defined in the Purchase Contract Agreement) and Separate COVERS (as defined in the Purchase Contract Agreement) of their respective obligations under the Contracts constituting part of such SPACES, Separate PACES and Separate COVERS being delivered at such Time of Delivery, a legal, valid and perfected security interest (as defined in the NY-UCC) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement;

               (vi) The Registration Statement and the Prospectus and any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of section 8(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and accounting data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

          (e) Counsel to Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary (collectively, the "Agents"), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) Bank One Trust Company, N.A. is a national banking corporation duly incorporated and validly existing;

               (ii) The execution, delivery and performance by the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement have each been duly authorized by all necessary corporate action on the part of each such Agent; the Pledge Agreement has been duly executed and delivered by the Collateral Agent, the Custodial Agent and the Securities Intermediary and constitutes a valid and legally binding obligation of each of the Agents, enforceable against such Agents in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) The execution, delivery and performance by the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement do not violate or constitute a breach of the organizational documents of any of such Agents; and

               (iv) No consent of any Federal or state banking authority is required for the execution, delivery or performance by the Agents of their respective obligations under the Pledge Agreement.

          (f) Counsel to Bank One Trust Company, N.A., as Purchase Contract Agent, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

               (i) Bank One Trust Company, N.A. is a national banking corporation duly incorporated and validly existing;

               (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement and the authentication and delivery by the Purchase Contract Agent of the certificates evidencing the Units have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent; the Pledge Agreement and the Purchase Contract Agreement have each been duly executed and delivered by the Purchase Contract Agent and such agreements constitute valid and legally binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles;

               (iii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement does not violate or constitute a breach of the organizational documents of the Purchase Contract Agent; and

               (iv) No consent of any Federal or state banking authority is required for the execution, delivery or performance by the Purchase Contract Agent of its obligations under the Pledge Agreement and the Purchase Contract Agreement.

          (g) On the date of this Agreement, at the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered to you on the date of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the

     Company or any of its subsidiaries (other than (A) issuances of capital stock upon exercise of options and stock appreciation rights, (B) upon earn-outs of performance shares, (C) upon repayment of long-term debt in accordance with its terms, (D) upon conversions of convertible securities,
     (E) issuances of capital stock under deferred stock compensation plans, restricted stock programs and saving-related stock purchase plans, in the case of (A) through (E) above, which were outstanding on the date of the latest balance sheet included or incorporated by reference into the Prospectus, and (F) repurchases of the Stock in accordance with the Company's stock repurchase program authorized by its Board of Directors) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Massachusetts State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or; (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (k) The Units to be sold at Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange; and the Issuable Common Stock relating to such Units shall have been duly listed, subject to notice of issuance, on the Exchange, the Boston Stock Exchange and the Pacific Stock Exchange;

          (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the persons listed on Exhibit A hereto, substantially to the effect set forth in Subsection 6(e) hereof in form and substance satisfactory to you;

          (m) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (n) The closing of the concurrent offerings of the Company's (i) Stock and (ii) Floating Rate Medium Term Capital Securities, liquidation amount $1,000 per Capital Security, shall have occurred; and

          (o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

     9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Units, or any amendment or supplement thereto to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Units, or any amendment or supplement thereto to any of the foregoing, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Units, or any amendment or supplement thereto to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Units, or any amendment or supplement thereto to any of the foregoing, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Units to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
     (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Units, or the Company notifies you that it has so arranged for the purchase of such Units, you or the Company shall have the right to postpone the Time of Delivery for such Units for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

          (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Units, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Units which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all the Units, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or

     Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Units.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Units are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof; provided, however; that all parties shall only be responsible for their own out-of pocket expenses, including fees and disbursements of counsel, if any Units are not delivered by or on behalf of the Company as provided herein for any of the following reasons: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York or Massachusetts State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or; (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile: (212) 357-5505, Attention: Registration Department; and if to the Company shall be delivered or sent by mail or facsimile to the address or facsimile number of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address or facsimile number set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     18. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

     19. The obligations of the Company hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject to the condition that the closing of the concurrent offerings of the Company's (i) Stock and (ii) Floating Rate Medium Term Capital Securities, liquidation amount $1,000 per Capital Security, shall have occurred.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     State Street Corporation

                                     By: /s/ Frederick P. Baughman
                                         -----------------------------
                                     Name:  Frederick P. Baughman
                                     Title: Senior Vice President, Controller &
                                            Chief Accounting Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.



By: /s/ Goldman, Sachs & Co.
    --------------------------
    (Goldman, Sachs & Co.)

Deutsche Bank Securities Inc.



By: /s/ Frank Comas
    --------------------------
    Name:  Frank Comas
    Title: Managing Director

By: /s/ John Beacham
    --------------------------
    Name:  John Beacham
    Title: Vice President

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                              Number of Optional
                                                                  Units to be
                                       Total Number of            Purchased if
                                          Firm Units             Maximum Option
         Underwriter                   to be Purchased             Exercised
         -----------                   ---------------        ------------------
Goldman, Sachs & Co. ...........          1,080,000                 162,000
Deutsche Bank Securities Inc. ..            420,000                  63,000


     Total .....................       ----------------       ------------------
                                          1,500,000                 225,000
                                       ================       ==================

                                    EXHIBIT A

David A. Spina
Ronald E. Logue
John R. Towers
Timothy B. Harbert
Edward J. Resch
Stefan M. Gavel
Frederick Baughman
Maureen S. Bateman
Tenley E. Albright
I. Macallister Booth
Truman S. Casner
Nader F. Darehshori
Arthur L. Goldstein
David P. Gruber
Linda A. Hill
Charles R. Lamantia
Dennis J. Picard
Alfred Poe
Richard P. Sergel
Ronald L. Skates
Gregory L. Summe
Dianna Chapman Walsh
Robert E. Weissman